Fees Summary	Oct. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 80,934,148.1
Previously Paid Amount	0
Total Fee Amount	11,177.02
Total Offset Amount	0
Net Fee	$ 11,177.02